NEWS RELEASE
For information contact:
Kevin B. Habicht
Chief Financial Officer
(407) 265-7348    FOR IMMEDIATE RELEASE
July 30, 2015

SECOND QUARTER 2015 OPERATING RESULTS AND INCREASED 2015 GUIDANCE
ANNOUNCED BY NATIONAL RETAIL PROPERTIES, INC.

Orlando, Florida, July 30, 2015 – National Retail Properties, Inc. (NYSE: NNN), a real estate investment trust, today announced its operating results for the quarter and six months ended June 30, 2015. Highlights include:

Operating Results:

•	Revenues and net earnings, FFO, Recurring FFO and AFFO available to common stockholders and diluted per share amounts:

	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
	(in thousands, except per share data)
Revenues	$117,208	$105,613	$233,394	$209,677

Net earnings available to common stockholders	$37,330	$36,713	$82,450	$71,187
Net earnings per common share	$0.28	$0.30	$0.62	$0.58

FFO available to common stockholders	$73,090	$61,690	$143,933	$123,331
FFO per common share	$0.55	$0.50	$1.08	$1.01

Recurring FFO available to common stockholders	$73,518	$61,767	$144,517	$123,566
Recurring FFO per common share	$0.55	$0.50	$1.09	$1.01

AFFO available to common stockholders	$75,181	$62,710	$147,304	$125,428
AFFO per common share	$0.56	$0.51	$1.11	$1.02

Second Quarter 2015 Highlights:

•	FFO per share and Recurring FFO per share increased 10.0% over prior year results

•	AFFO per share increased 9.8% over prior year results

•	Portfolio occupancy is 98.8% at June 30, 2015, consistent with March 31, 2015, and 98.6% at December 31, 2014

•	Invested $147.8 million in 37 properties with an aggregate 669,000 square feet of gross leasable area at an initial cash yield of 7.1%

•	Sold three properties for $2.2 million producing $30,000 of gains on sales

•	Raised $38.7 million in net proceeds from the issuance of 983,317 common shares

First Half 2015 Highlights:

•	FFO per share increased 6.9% over prior year results

•	Recurring FFO per share increased 7.9% over prior year results

•	AFFO per share increased 8.8% over prior year results

•	Invested $303.0 million in 93 properties with an aggregate 1,451,000 square feet of gross leasable area at an initial cash yield of 7.2%

•	Sold nine properties for $25.5 million producing $7.2 million of gains on sales, net of income tax and noncontrolling interest

•	Raised $87.4 million in net proceeds from the issuance of 2,207,144 common shares

National Retail Properties announced an increase in 2015 FFO guidance from a range of $2.14 to $2.17 to a range of $2.16 to $2.19 per share before any impairment expense. The 2015 AFFO is estimated to be $2.21 to $2.24 per share. The FFO guidance equates to net earnings before any gains or losses from the sale of real estate of $1.23 to $1.26 per share, plus $0.98 per share of expected real estate depreciation, amortization and impairments. The guidance is based on current plans and assumptions and subject to risks and uncertainties more fully described in this press release and the company's reports filed with the Securities and Exchange Commission.

Craig Macnab, Chief Executive Officer, commented: "With our recently announced dividend increase, 2015 will be the 26th consecutive year of annual dividend increases which is a long-term record that all of us at NNN are working to perpetuate. Our team continues to source attractive retail properties for acquisition at excellent initial cash yields that will help us accomplish our objective."

National Retail Properties invests primarily in high-quality retail properties subject generally to long-term, net leases. As of June 30, 2015, the company owned 2,138 properties in 47 states with a gross leasable area of approximately 23.7 million square feet and with a weighted average remaining lease term of 11.4 years. For more information on the company, visit www.nnnreit.com.

Management will hold a conference call on July 30, 2015, at 10:00 a.m. ET to review these results. The call can be accessed on the National Retail Properties web site live at http://www.nnnreit.com. For those unable to listen to the live broadcast, a replay will be available on the company’s web site. In addition, a summary of any earnings guidance given on the call will be posted to the company’s web site.

Statements in this press release that are not strictly historical are “forward-looking” statements. Forward-looking statements involve known and unknown risks, which may cause the company’s actual future results to differ materially from expected results. These risks include, among others, general economic conditions, local real estate conditions, changes in interest rates, increases in operating costs, the preferences and financial condition of the company's tenants, the availability of capital, risks related to the company's status as a REIT and the profitability of the company’s taxable subsidiary. Additional information concerning these and other factors that could cause actual results to differ materially from these forward-looking statements is contained from time to time in the company’s Securities and Exchange Commission (“SEC”) filings, including, but not limited to, the company’s Annual Report on Form 10-K. Copies of each filing may be obtained from the company or the SEC. Such forward-looking statements should be regarded solely as reflections of the company’s current operating plans and estimates. Actual operating results may differ materially from what is expressed or forecast in this press release. National Retail Properties, Inc. undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

The reported results are preliminary and not final and there can be no assurance that the results will not vary from the final information filed on Form 10-Q with the SEC for the quarter and six months ended June 30, 2015. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

Funds From Operations, commonly referred to as FFO, is a relative non-GAAP financial measure of operating performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and is used by the company as follows: net earnings (computed in accordance with GAAP) plus depreciation and amortization of assets unique to the real estate industry, excluding gains (or including losses), any applicable taxes and noncontrolling interests on the disposition of certain assets, the company’s share of these items from the company’s unconsolidated partnerships and any impairment charges on a depreciable real estate asset.

FFO is generally considered by industry analysts to be the most appropriate measure of performance of real estate companies. FFO does not necessarily represent cash provided by operating activities in accordance with GAAP and should not be considered an alternative to net earnings as an indication of the company’s performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers FFO an appropriate measure of performance of an equity REIT because it primarily excludes the assumption that the value of the real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure.

The company’s computation of FFO may differ from the methodology for calculating FFO used by other equity REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net earnings (computed in accordance with GAAP) to FFO, as defined by NAREIT, is included in the financial information accompanying this release.

Adjusted Funds From Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO adjusts FFO for certain non-cash items that reduce or increase net income in accordance with GAAP. AFFO should not be considered an alternative to net earnings, as an indication of the company's performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the company’s performance.

The company’s computation of AFFO may differ from the methodology for calculating AFFO used by other equity REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net earnings (computed in accordance with GAAP) to AFFO is included in the financial information accompanying this release.

National Retail Properties, Inc. (in thousands, except per share data) (unaudited)

	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Income Statement Summary

Revenues:
Rental and earned income	$113,224	$101,388	$225,288	$200,977
Real estate expense reimbursement from tenants	3,324	3,228	6,838	6,460
Interest and other income from real estate transactions	213	543	376	1,334
Interest income on commercial mortgage residual interests	447	454	892	906
	117,208	105,613	233,394	209,677

Operating expenses:
General and administrative	7,830	8,055	16,435	16,762
Real estate	4,658	4,746	9,417	9,086
Depreciation and amortization	34,202	28,007	66,343	56,019
Impairment – commercial mortgage residual interests valuation	428	77	428	235
Impairment losses	2,686	89	3,714	485
	49,804	40,974	96,337	82,587

Other expenses (revenues):
Interest and other income	(35)	(94)	(47)	(158)
Interest expense	21,678	21,761	43,464	42,040
Real estate acquisition costs	96	19	695	227
	21,739	21,686	44,112	42,109

Income tax benefit (expense)	495	(441)	54	(349)

Earnings from continuing operations	46,160	42,512	92,999	84,632

Earnings (loss) from discontinued operations, net of income tax expense	—	18	—	(18)
Earnings before gain on disposition of real estate, net of income tax expense	46,160	42,530	92,999	84,614

Gain on disposition of real estate, net of income tax expense	30	3,054	7,230	4,810

Earnings including noncontrolling interests	46,190	45,584	100,229	89,424

Earnings attributable to noncontrolling interests:
Continuing operations	(2)	(13)	(62)	(520)

Net earnings attributable to NNN	46,188	45,571	100,167	88,904
Series D preferred stock dividends	(4,762)	(4,762)	(9,523)	(9,523)
Series E preferred stock dividends	(4,096)	(4,096)	(8,194)	(8,194)
Net earnings available to common stockholders	$37,330	$36,713	$82,450	$71,187

National Retail Properties, Inc. (in thousands, except per share data) (unaudited)

	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014

Weighted average common shares outstanding:
Basic	133,267	122,490	132,471	122,036
Diluted	133,601	122,833	132,825	122,393

Net earnings per share available to common stockholders:
Basic:
Continuing operations	$0.28	$0.30	$0.62	$0.58
Net earnings	$0.28	$0.30	$0.62	$0.58

Diluted:
Continuing operations	$0.28	$0.30	$0.62	$0.58
Net earnings	$0.28	$0.30	$0.62	$0.58

National Retail Properties, Inc. (in thousands, except per share data) (unaudited)

	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Funds From Operations (FFO) Reconciliation:
Net earnings available to common stockholders	$37,330	$36,713	$82,450	$71,187
Real estate depreciation and amortization	34,086	27,945	66,113	55,898
Gain on disposition of real estate, net of income tax and noncontrolling interest	(30)	(3,057)	(7,178)	(4,302)
Impairment losses – depreciable real estate, net of income tax	1,704	89	2,548	548
Total FFO adjustments	35,760	24,977	61,483	52,144
FFO available to common stockholders	$73,090	$61,690	$143,933	$123,331

FFO per common share:
Basic	$0.55	$0.50	$1.09	$1.01
Diluted	$0.55	$0.50	$1.08	$1.01

Recurring Funds from Operations Reconciliation:
Net earnings available to common stockholders	$37,330	$36,713	$82,450	$71,187
Total FFO adjustments	35,760	24,977	61,483	52,144
FFO available to common stockholders	73,090	61,690	143,933	123,331

Impairment – commercial mortgage residual interests valuation	428	77	428	235
Impairment losses – non-depreciable real estate	—	—	156	—
Total Recurring FFO adjustments	428	77	584	235
Recurring FFO available to common stockholders	$73,518	$61,767	$144,517	$123,566

Recurring FFO per common share:
Basic	$0.55	$0.50	$1.09	$1.01
Diluted	$0.55	$0.50	$1.09	$1.01

National Retail Properties, Inc. (in thousands, except per share data) (unaudited)

	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Adjusted Funds From Operations (AFFO) Reconciliation:
Net earnings available to common stockholders	$37,330	$36,713	$82,450	$71,187
Total FFO adjustments	35,760	24,977	61,483	52,144
Total Recurring FFO adjustments	428	77	584	235
Recurring FFO available to common stockholders	73,518	61,767	144,517	123,566

Straight line accrued rent	187	(516)	(18)	(1,118)
Net capital lease rent adjustment	342	338	676	667
Below market rent amortization	(676)	(633)	(1,700)	(1,259)
Stock based compensation expense	2,368	2,241	4,777	4,493
Capitalized interest expense	(558)	(487)	(948)	(921)
Total AFFO adjustments	1,663	943	2,787	1,862
AFFO available to common stockholders	$75,181	$62,710	$147,304	$125,428

AFFO per common share:
Basic	$0.56	$0.51	$1.11	$1.03
Diluted	$0.56	$0.51	$1.11	$1.02

Other Information:
Percentage rent	$112	$223	$297	$312
Amortization of debt costs	$714	$697	$1,423	$1,353
Scheduled debt principal amortization (excluding maturities)	$410	$275	$819	$554
Non-real estate depreciation expense	$122	$67	$240	$132

National Retail Properties, Inc. (in thousands) (unaudited)

	June 30, 2015	December 31, 2014
Balance Sheet Summary

Assets:
Cash and cash equivalents	$2,448	$10,604
Receivables, net of allowance	1,778	3,013
Mortgages, notes and accrued interest receivable, net of allowance	10,628	11,075
Real estate portfolio:
Accounted for using the operating method, net of accumulated depreciation and amortization	4,935,472	4,715,906
Accounted for using the direct financing method	15,987	16,974
Real estate held for sale	3,753	7,169
Commercial mortgage residual interests	10,832	11,626
Accrued rental income, net of allowance	25,359	25,659
Debt costs, net of accumulated amortization	15,105	16,453
Other assets	110,603	108,235
Total assets	$5,131,965	$4,926,714

Liabilities:
Line of credit payable	$127,500	$—
Mortgages payable, including unamortized premium	25,109	26,339
Notes payable, net of unamortized discount	1,715,354	1,714,715
Accrued interest payable	17,448	17,396
Other liabilities	100,400	85,172
Total liabilities	1,985,811	1,843,622

Stockholders' equity:
Preferred stockholders' equity (stated liquidation value)	575,000	575,000
Common stockholders' equity	2,570,807	2,507,515
Total stockholders' equity of NNN	3,145,807	3,082,515
Noncontrolling interests	347	577
Total equity	3,146,154	3,083,092

Total liabilities and equity	$5,131,965	$4,926,714

Common shares outstanding	134,434	132,010

Gross leasable area, Property Portfolio (square feet)	23,747	22,479

National Retail Properties, Inc. Debt Summary As of June 30, 2015 (in thousands) (unaudited)
Unsecured Debt	Principal	Principal, Net of Discount	Stated Rate	Effective Rate	Maturity Date
Line of credit payable	$127,500	$127,500	L + 92.5 bps	1.110%	January 2019

Unsecured notes payable:
2015	150,000	149,976	6.150%	6.185%	December 2015
2017	250,000	249,744	6.875%	6.924%	October 2017
2021	300,000	297,142	5.500%	5.689%	July 2021
2022	325,000	321,226	3.800%	3.985%	October 2022
2023	350,000	347,907	3.300%	3.388%	April 2023
2024	350,000	349,359	3.900%	3.924%	June 2024
Total	1,725,000	1,715,354

Total unsecured debt	$1,852,500	$1,842,854

Mortgages Payable	Principal Balance	Interest Rate	Maturity Date
Mortgage(1)	$14,829	5.230%	July 2023
Mortgage(1)	6,037	5.750%	April 2016
Mortgage(1)	2,863	6.400%	February 2017
Mortgage	1,219	6.900%	January 2017
Mortgage	161	8.140%	September 2016
	$25,109
(1) Includes unamortized premium

National Retail Properties, Inc.
Property Portfolio

Top 20 Lines of Trade

		As of June 30,
	Line of Trade	2015(1)	2014(2)
1.	Convenience stores	17.5%	19.3%
2.	Restaurants – full service	8.9%	9.6%
3.	Automotive service	7.1%	7.5%
4.	Restaurants – limited service	7.1%	6.8%
5.	Family entertainment centers	5.6%	2.3%
6.	Theaters	5.1%	4.5%
7.	Automotive parts	4.5%	5.1%
8.	Health and fitness	3.8%	4.2%
9.	Banks	3.6%	4.1%
10.	Recreational vehicle dealers, parts and accessories	3.6%	3.2%
11.	Sporting goods	3.4%	3.8%
12.	Wholesale clubs	2.8%	3.1%
13.	Drug stores	2.4%	2.7%
14.	Consumer electronics	2.3%	2.6%
15.	Travel plazas	2.2%	2.0%
16.	Grocery	2.1%	1.2%
17.	Medical service providers	2.0%	1.8%
18.	Home furnishings	2.0%	1.6%
19.	Home improvement	1.9%	2.4%
20.	General merchandise	1.5%	1.6%
	Other	10.6%	10.6%
	Total	100.0%	100.0%

Top 10 States

	State	% of Total(1)		State	% of Total(1)
1.	Texas	20.4%	6.	Virgina	4.1%
2.	Florida	9.6%	7.	Indiana	4.0%
3.	North Carolina	5.5%	8.	Ohio	3.5%
4.	Illinois	4.9%	9.	Pennsylvania	3.2%
5.	Georgia	4.8%	10.	Alabama	2.9%

(1)	Based on the annualized base rent for all leases in place as of June 30, 2015.

(2)	Based on the annualized base rent for all leases in place as of June 30, 2014.

National Retail Properties, Inc.
Property Portfolio

Top Tenants (> 2.0%)

	Properties	% of Total (1)
Energy Transfer Partners (Sunoco)	125	6.3%
Mister Car Wash	87	4.4%
Pantry	86	3.9%
7-Eleven	78	3.8%
LA Fitness	24	3.7%
Camping World	30	3.6%
SunTrust	121	3.5%
AMC Theatre	16	3.2%
Chuck E. Cheese's	53	2.9%
BJ's Wholesale Club	7	2.8%
Gander Mountain	12	2.4%
Bell American (Taco Bell)	78	2.3%
Best Buy	19	2.3%

Lease Expirations(2)

	% of Total(1)	# of Properties	Gross Leasable Area (3)		% of Total(1)	# of Properties	Gross Leasable Area (3)
2015	0.5%	15	157,000	2021	4.4%	105	1,072,000
2016	1.4%	34	502,000	2022	6.0%	96	1,158,000
2017	3.2%	53	1,086,000	2023	2.9%	57	952,000
2018	6.7%	184	1,650,000	2024	2.8%	50	771,000
2019	3.6%	80	1,085,000	2025	5.4%	125	954,000
2020	4.4%	132	1,525,000	Thereafter	58.7%	1,175	12,343,000

(1)	Based on the annual base rent of $458,586,000, which is the annualized base rent for all leases in place as of June 30, 2015.

(2)	As of June 30, 2015, the weighted average remaining lease term is 11.4 years.

(3)	Square feet.